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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 30, 2007

   MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dared as of May 1, 2007, providing for the issuance of
     Merrill Lynch Alternative Note Asset Trust Mortgage Loan Asset-Backed
                         Certificates, Series 2007-AF1)

           Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
          Delaware                      333-140436               13-3416059
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     Of Incorporation)                 File Number)          Identification No.)
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
            250 Vesey Street
     4 World Financial Center
              New York, NY                                           10080
(Address of Principal Executive Offices)                          (Zip Code)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436) (the "Registration Statement"). Pursuant to the Registration Statement, on May 30, 2007, the Registrant issued $680,620,637 in aggregate principal amount of Class 1AF-1 Certificates, Class 1AF-2 Certificates, Class 1AF-3 Certificates, Class 1AF-4 Certificates, Class 1AF-5 Certificates, Class 1AF-6 Certificates, Class 1AF-7 Certificates, Class 1AF-8 Certificates, Class 1AF-9 Certificates, Class 1AF-10 Certificates, Class 1AF-11 Certificates, Class 1AF-12 Certificates, Class 2AF-1 Certificates, Class 2AF-2 Certificates, Class F-IO Certificates, Class F-PO Certificates, Class AV-1 Certificates, Class AV-2 Certificates, Class AV-IO Certificates, Class A-R Certificate, Class MF-1 Certificates, Class MF-2 Certificates, Class MF-3 Certificates, Class MV-1 Certificates, Class MV-2 Certificates and Class MV-3 Certificates (collectively, the "Offered Certificates") of its Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage Loan Asset-Backed Certificates.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 15, 2007, as supplemented by the Prospectus Supplement, dated May 29, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (defined below), a form of which was filed as an exhibit to the Registration Statement. The Certificates were issued pursuant to a Pooling and Servicing Agreement, the "Stack I Pooling and Servicing Terms", Exhibit 4.2 the "Stack II Pooling and Servicing Terms" and Exhibit 4.3 (Exhibits), each dated as of May 1, 2007 (collectively, the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator (the "Master Servicer" or "Securities Administrator," as applicable), and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Offered Certificates and the Class BF-1 Certificates, Class BF-2 Certificates, Class BF-3 Certificates, Class BV-1 Certificates, Class BV-2 Certificates, Class BV-3 Certificates and Class P Certificates (collectively, the "Certificates") evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed and adjustable rate residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $693,258,990 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

     4.1 Stack I Pooling and Servicing Terms, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

     4.2 Stack II Pooling and Servicing Terms, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

     4.3  Exhibits to the Pooling and Servicing Agreement.

     99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser (relating to the Stack I Mortgage Loans).

     99.2 Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser (relating to the Stack II Mortgage Loans).

     99.3 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, between Merrill Lynch Mortgage Lending, Inc. and Countrywide Home Loans Servicing LLP.

     99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, between Merrill Lynch

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          Mortgage Lending, Inc. and Countrywide Home Loans, Inc.

     99.5 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage Lending, Inc., and GreenPoint Mortgage Funding, Inc.

     99.6 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and GreenPoint Mortgage Funding, Inc.

     99.7 Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Investors, Inc., and GreenPoint Mortgage Funding, Inc.

     99.8 Servicing Agreement, dated as of May 1, 2007, between Wilshire Credit Corporation, as Servicer, and Merrill Lynch Mortgage Investors, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007                     MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
    4.1       Stack I Pooling and Servicing Terms, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC
              Bank USA, National Association, as trustee, and Wells Fargo Bank,
              N.A., as master servicer and securities administrator.

    4.2 Stack II Pooling and Servicing Terms, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC
              Bank USA, National Association, as trustee, and Wells Fargo Bank,
              N.A., as master servicer and securities administrator.

    4.3       Exhibits to the Pooling and Servicing Agreement.

    99.1      Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between
              Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch
              Mortgage Investors, Inc., as purchaser (relating to the Stack I
              Mortgage Loans).

    99.2      Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between
              Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch
              Mortgage Investors, Inc., as purchaser (relating to the Stack II
              Mortgage Loans).

    99.3      Assignment, Assumption and Recognition Agreement, dated as of May
              1, 2007, between Merrill Lynch Mortgage Lending, Inc. and
              Countrywide Home Loans Servicing LLP.

    99.4      Master Mortgage Loan Purchase and Servicing Agreement, dated as of
              February 1, 2007, between Merrill Lynch Mortgage Lending, Inc. and
              Countrywide Home Loans, Inc.

    99.5      Assignment, Assumption and Recognition

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
              Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage
              Lending, Inc., and GreenPoint Mortgage Funding, Inc.

    99.6      Assignment, Assumption and Recognition Agreement, dated as of May
              1, 2007, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch
              Mortgage Investors, Inc. and GreenPoint Mortgage Funding, Inc.

    99.7      Master Mortgage Loan Purchase and Servicing Agreement, dated as of
              October 1, 2006, between Merrill Lynch Mortgage Investors, Inc., and GreenPoint Mortgage Funding, Inc.

    99.8      Servicing Agreement, dated as of May 1, 2007, between Wilshire
              Credit Corporation, as Servicer, and Merrill Lynch Mortgage
              Investors, Inc.
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